SHORT TERM LOANS	12 Months Ended
Dec. 31, 2012
SHORT TERM LOANS [Abstract]
SHORT TERM LOANS
NOTE 8:-	SHORT TERM LOANS

a.
In November, 2012, the Company entered into a loan agreement with a major shareholder, according to which the Company may receive a sum of up to NIS 3,000,000, bearing no interest and linked to the Israeli Consumer Price Index, to be repaid by March 31, 2013 unless otherwise agreed between the parties.As of December 31, 2012 the Company received NIS 2,900,000 ($777). During March 2013 the parties agreed to extend the loan until June 30, 2013.

b.
As of December 31, 2012, The Company has an outstanding loan in the amount of $750 as part of the credit facility received from a bank (see note 7a). The loan has a 3 month term and may be renewed for additional periods, subject to the extension of the credit facility by the bank. In March, 2013 the loan renewed for additional 3 months. The loan carries an interest rate of LIBOR + 3.15%.